UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

Marketfield Fund

Annual Report

December 31, 2017

Investment Adviser

Marketfield Asset Management LLC

60 East 42nd Street

36th Floor

New York, New York 10165

www.marketfield.com

Chairman’s Report 2017

The Class I shares of the Marketfield Fund’s portfolio generated a return of 21.20% for the whole of 2017, almost matching the S&P 500 (SPX) Index’s 21.83% total return and we view this 97% capture rate as strong performance for a long/short mandate. Although our overall 2017 performance was very close to the SPX Index, our performance over shorter time frames diverged significantly. This reflects the fact that the portfolio employed in 2017 differed quite significantly from the make-up of the SPX Index, with a high weighting to foreign securities and a U.S. allocation that was concentrated on Materials, Housing, Industrials and Defense, with a small weighting to Technology, and short positions in Real Estate, Utilities, Consumer Staples and Healthcare.

Our average net exposure during 2017 was approximately 70%, underlining the degree of outperformance by our chosen allocations. Most importantly, 2017 marks the first time in a number of years that we have reaped the benefit of positioning the portfolio into areas of global markets that were less than popular, and then benefited as market sentiment turned in our direction. The majority of these investment decisions were actually made during 2016 when we deliberately tilted the portfolio to benefit from a period of broad improvement in the global economy. It took a while for many of these positions to appreciate in value, and as a result our portfolio declined -3.36% during 2016 (although it did increase in value during the last half of the year). We believe it is ironic that our investment record will make us look smarter in 2017 than the year in which most of the hard decisions were taken, but this is often the nature with portfolio returns. In any case we are obviously pleased to have repaired a good portion of our 2014-2016 draw-down over the course of 2017.

With regards to our U.S. exposure, housing-related equities were a standout performer, with industrials, defense, commodity related and technology all contributing nicely. U.S. shorts in Utilities and Healthcare appreciated, while Real Estate was a notable laggard. Although a majority of our short positions cost money in 2017, they mostly appreciated by much less than the overall SPX Index, and a number of Real Estate Investment Trust (REIT) positions actually declined in value. We continue to view commercial real estate as the likely leader of the next downturn and maintain it as the largest sector allocation on the short side. The remainder of our short book is designed for the potential to benefit either from a move higher by interest rates (this was only true of short dated rates in 2017) or a shift away from defensive equities.

Emerging market exposure generated strong returns, with both currency and equity market appreciation contributing to gains. One notable change over the course of 2017 was the degree to which emerging market performance broadened from being driven almost entirely by the large technology sector to a wider process of appreciation. We also started to see a more typical correlation between commodity and emerging market returns, which again indicates a hardening of belief in the global reflation cycle (not to be confused with the “Trump reflation” trade that dominated allocations at the end of 2016). European holdings declined slightly in the fourth quarter but performed well over the course of 2017 as a whole, while Japan finished the year on a strong note generating the majority of the year’s gains in the final quarter.

Given the performance of the portfolio during 2017 we made few changes to positions over the course of the year. Most of the decisions we took were driven by a wish to keep allocations consistent, and strong appreciation in single name positions allowed us to take some profits and reallocate elsewhere.

For the long side of our portfolio, we remain concentrated on economically sensitive sectors in the U.S. and cyclically sensitive markets elsewhere. Our large emerging market exposure has a bias towards Asia, and is complementary to our position in Japan. European exposure is split between economically sensitive large cap equities and a position in European banks, which is positively correlated to changes in local interest rates. The portfolio’s currency exposure is completely unhedged, reflecting our belief that the U.S. Dollar peaked in early 2017 and is now in a bear market.

As our commentary makes clear, we continue to see room for the global economy and corporate sector to meet or beat investor expectations and, although a number of central banks may change course during 2018, they remain remarkably far behind the progress being shown by their underlying economies. The short side of our portfolio remains tilted to sectors that would come under pressure should global growth generate shortages of key goods and services, with our commercial real estate positions underpinned by a belief that office and residential markets in a number of key metropolitan areas are starting to see excess supply drive rental values lower.

January 24, 2018

Michael Shaoul

Chairman, CEO & Portfolio Manager

Chief Investment Officer’s Report 2017

The Inflation Chronicles Chapter 11

With the first inaugural anniversary of our 45th President at hand, Washington is recovering from its second “Bomb Cyclone” of the past year. This most recent one does not play golf or use social media, although it did visit Florida early on.

Upheavals within politics and diplomacy are the order of the day. Established norms of rhetoric and procedure have given way to unfiltered, intemperate and impolitic discourse. The tone blends closing time at a dive bar with unsupervised recess.

Abnormalities in politics are consistent with disruptive changes occurring across business and society. Existing structures are being undermined by boundless access to raw information and constant, direct communication links among individuals. Secrets are dragged into the spotlight of transparency. Common knowledge among insiders does not stay inside.

Established norms, whether social, commercial or econometric, are rapidly becoming obsolete as bases for context and perspective. Entire industries are faced with the need to restructure and, in many cases, abandon the basic premises that have guided their efforts for decades.

Retail is an easy exemplar. The goal of maintaining gross margins has been fundamental to the retail trade for generations. The advent of large scale discounters in the 1960s and 1970s modified the accepted strategic wisdom of the industry, but the main effect was at the lower end of the quality spectrum.

Forty years ago, very few consumers knew the actual spread between wholesale costs and retail selling prices. Retailers had a strong incentive to guard this data and prohibit suppliers and manufacturers from selling directly to the public. Today’s consumer can access pricing data across the distribution chain for most consumer goods. In this day and age successful merchants are willing to operate on slender margins to capture growing volumes and, in certain cases, recurring subscription or membership fees.

It is clear that intermediaries in general are seeing their value eroded by technologies that enable direct links between principals in economic, social and political interaction. The pressures arising from disintermediation and attendant declines of position, power and effectiveness are weighing on governments and public sector institutions across the world. The diminished regard for traditional sources of authority and the institutional structures through which they act is a natural consequence of their innate rigidity and lack of adaptability.

Markets and private organizations are rapidly proliferating outside the boundaries of regulators and traditional political oversight. Among the many consequences of this secular trend is a growing inability among official bodies to accurately collect and analyze data pertaining to private economic activity. Techniques developed decades ago are being utilized in an attempt to capture the state of modern commerce and economic life. From our perspective, they are failing at every turn.

The distorted pictures of economic conditions from official sources are of particular consequence in this day and age. As quantitative techniques have come to dominate investment practice, the models at their core need nourishment from statistical inputs. These inputs are taken and processed at face value. Econometric models do not agonize over the quality of their feedstock. Statistical versions of “fake news” are swallowed digitally — hook, line and sinker.

The possibility of fundamental flaws in official economic data is of particular import for purposes of capital allocation. Misleading pictures of aggregate output, demand, resource utilization and prices can drive capital flows towards inappropriate and dangerous venues. The risks are greatest at points of inflection in major trends.

We have argued that functionally limitless pools of liquid assets, sired by central bank policy, introduce the possibility of disruptive inflation in real economic exchange.

To date, most of the inflation has been confined to capital assets (bonds in particular), luxury consumption goods and those services where government inefficiency or subsidy distorts market forces. Inflation in these areas bears only slightly, if at all, on the price indices used by central banks to gauge the propriety of their actions.

The exclusion of asset prices from models intending to assess the risks arising from monetary excesses is a fatal error in the theoretical basis of modern central banking, and accounts for the persistent failure to recognize destabilizing forces before they provoke crises.

Monetary policy is directly influential in asset pricing, particularly in markets where demand can be amplified by credit. Ordinary consumption goods are, at best, derivatively responsive to changes in monetary policy. Responses that occur are substantially lagged.

At the root of inflationary cycles that resolve in crisis is artificial, credit driven demand for some asset or enterprise. The lure of easy capital gains amplified by credit is most dangerous when the objects of affection are regarded as safe and inherently stable. A veneer of certainty allows otherwise reasonable people to borrow recklessly against inflating assets.

This process allowed for ten-fold leverage in stocks in 1929, commodities in 1980, Japanese property in 1989 and single family homes in 2006. With the exception of the commodity cycle that ended in 1980, none of the major crises following these asset inflations was signaled by a parallel expansion of consumer price indices. By focusing on prices of consumer goods and services, central bankers missed the major, systemic risks.

Expansive monetary and credit conditions can fuel consumer goods inflation when imbalances between supply and demand develop in critical sectors of the economy. Because normal consumption demands for food, fuel, entertainment, clothing and the like are fairly inertial, price shocks are normally the result of supply shortfalls. Exceptions arise when a good that is usually bought for consumption purposes is, because of an apparent propensity to inflate, re-categorized as a promising investment medium. Investors amplify normal consumption demand, overwhelming existing supplies and driving prices beyond precedent. The process of adding leveraged investment demand to the demand of actual users was responsible for the distortions in housing prices and mortgage credit that ended in tears a decade ago. As the price of homes is not included in accepted measures of inflation, the risks attendant as the housing market inflated were largely ignored by monetary authorities until disaster struck.

A less dramatic cycle involving commodities unfolded between 2002 and 2016. After a period in which China and other major emerging markets enjoyed robust inflows of liquidity and permanent capital, their demands for raw materials drove a steady increase in the majority of commodity sectors. Investors seized on these trends to proclaim commodities a distinct asset class warranting passive, long-term exposure.

The addition of institutional demand for broad groups of raw materials prompted inflationary surges in 2007 and again in 2011. As the exuberance and fundamentals in emerging economies began to wane in 2011, a five year deflation of commodity prices set in. Pressures were amplified by the withdrawal of disappointed investment capital on top of the excess capacity developed in response to record prices.

Traditional inflation measures are influenced by commodity price movements to a meaningful degree. Commodity deflation between 2011 and 2016 acted to suppress global indices of consumer and industrial prices, reinforcing policy makers’ concerns about acute deflationary risks.

A decade of central bank expansion has, thus far, been reflected mainly in asset price inflation. We see the inflationary impulse now migrating to portions of the economy that affect traditional gauges of inflation. We believe unpleasant surprises loom for central bankers and the cohort of investors convinced that unmanageable inflation is a trivial risk.

Asset inflations are the initial and most dangerous symptoms of monetary excess. The large scale deflations that wreak havoc on economic function originate in collapsing investment speculations and the destruction of financial systems that follow. From the South Sea Bubble, to the Crash of 1929, the Japanese real estate mania of the late 1980s and the housing deflation of the past decade, the type of deflation so feared by central bankers does not originate with disturbances in Consumer Price Index (CPI) or Gross Domestic Product (GDP) price indices, but in collapses of specific asset markets inflated by leveraged investment flows.

Speculative inflations in equities during the 1920s and housing in 2001-2007 were not accompanied by commensurate increases in consumer prices. Nonetheless, both proved more dangerous than the double digit rises in CPI that seems to preoccupy central bankers.

Asset inflation can only be joined by inflation in consumer goods and services to the extent that underlying supply and demand fundamentals allow. A structurally oversupplied market will not respond to monetary stimulus until that market returns to balance, much to the frustration of central banks. Their struggles to reanimate the deflated remnants of the last credit cycle and normalize the economic distortions left in its wake are unceasing, though futile.

The vectors through which monetary inflation moves beyond asset prices to consumer prices vary from cycle to cycle. Widespread effects occur when general factors of production and distribution cannot satisfy prevailing demand. Supply is then rationed by higher prices.

The migration of higher prices from sector to sector proceeds at different rates in different parts of the economy depending on local conditions of supply and demand. Effects are invariably uneven, and therein lies the problem.

If inflationary conditions simply raised price levels in every corner of an economy, the process might be considered relatively benign. The twin perils of misallocated capital and unequal distributions of income and wealth would be ameliorated if price increases arose uniformly. Sadly, this is never the outcome in real life.

Monetary and credit expansions crystallize around particular activities and assets. These, in turn, enjoy extraordinary, unnatural increases in profitability and real prices. People involved in inflating sectors, whether purposefully or by good fortune, reap disproportionate rewards and unfettered access to capital and investment. Social, economic and international relations are distorted by the exaggerated behaviors that follow.

At present, the inflationary process arising from record monetary accommodation has been focused on financial assets. Owners and handlers of securities have seen dramatic increases in nominal and relative wealth. Property in financial centers, luxury goods and symbols of financial standing have inflated in tandem.

Fuel for the process has been supplied by a combination of historic lows in real and nominal interest rates, record demand for long-term bonds and a fivefold increase in global monetary reserves (10x the rise in global GDP) over the past 15 years.

Resentment among those not partaking of the inflationary prosperity has intensified. The normal human inclination to judge one’s position in relative rather than absolute terms has energized political narratives that emphasize the role of state power in allocating the spoils of asset inflation. Increasingly popular but, in our view, mistaken academic theories suggest that markets cannot function for the general well-being without constant restraint from political authorities. The chimera of “market failure” is invoked to justify interventions in markets where regulatory or political intrusion has impaired proper function. Price controls that provoke shortages are ignored when regulators insist that the market has failed and requires intervention.

We are finally at the stage of this cycle where monetary inflation in developed economies is progressing from asset prices to prices of goods and services. A common, crucial output factor is finally becoming scarce across a broad section of advanced economies.

A structural shortage of labor is at hand. The trend is supported by a mix of demographics, growing local opportunities in emerging economies (China in particular) and the aversion to immigration arising in many Western societies. The proposed wall between the U.S. and Mexico may be turned into a recruiting center before this decade is out.

Intensifying competition for labor will drive real wages steadily higher, undermining businesses that depend on ample access to inexpensive employees. Service providers are at particular risk, reliant on local employment and unable to outsource or automate many mundane but critical tasks.

Outcomes for individual businesses will depend upon their ability to either raise prices or increase output per employee (productivity) sufficiently to offset higher employment costs. During the explosive rise in oil prices in the 1970s, utilities, consumer cyclicals and consumer staples (among others) were unable to offset input costs with price increases — margins compressed, profitability disappeared and the stocks were decimated.

The dynamics of labor scarcity will give rise to similar, widespread disparities in business and stock performance across entire economies. Companies with loosely attached, semi-permanent workforces will be forced to offer more hours, regular schedules, higher pay and benefits. Firms offering compensation sufficient to bring about employee stability will be positioned to press their advantages over competitors grappling with constant turnover.

Pressures on labor supply will be exacerbated by coincident accelerations in infrastructure spending by government, capital expenditures by companies flush with repatriated cash and generous outlays by foreign leaders desperate to quell discontent among their citizens.

Fiscal stimulus, largely absent for the first portion of this cycle, will be a feature of the next several years. The Keynesian choristers howling for fiscal expansion will finally get their wish, although most have now taken to decrying larger deficits that lower tax rates might bring.

Labor shortages, as with insufficiencies of any critical input factor, have the effect of reducing useful capacity. Utilization figures that tally physical assets can be extremely misleading if too few workers are available to bring idle capacity on line. Inflation models incorporating capacity utilization numbers can be turned upside down when exogenous factors limit output.

From a practical standpoint, the macroeconomic and market effects will be widespread. Central banks will continue to downplay price disturbances and inflationary stresses. Signs of wage inflation will be widely applauded.

Fixed income investors will take their cues and comfort from the complacency of central bankers. Overwhelming evidence and considerable pain will be required to change the secular outlook for bonds. Both may be on the way.

For equity investors, the prospect of contraction in aggregate margins and multiples will make stock selection more challenging. Pricing power and efficiency will be primary factors.

Manufacturers should, in general, have an easier time in the environment that we foresee. In contrast to service providers, goods producers can readily take advantage of advances in production, distribution and management technologies that raise productivity. Our portfolio has been heavily tilted towards global manufacturers for several years.

Flows away from “safe havens” have pressured the dollar and boosted the nominal profitability of exporters. Dollar-based investors have benefited from overseas currency exposures while emerging market economies have been helped by reductions in the real cost of servicing dollar denominated debts. These macroeconomic trends continue to underlie the main areas of emphasis in our portfolio, as they have for the past several years.

January 24, 2018

Michael C. Aronstein

President, CIO & Portfolio Manager

The foregoing represents the opinions of the Chairman, CEO & Portfolio Manager and of the President, CIO & Portfolio Manager, respectively, and are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Definitions:

Capture rate shows you whether a given fund has outperformed, gained more or lost less than a broad market benchmark during periods of market strength and weakness.

Correlation is a statistical measure of the degree to which the movements of two variables (stock/ option/convertible prices or returns) are related.

The spread is the difference between the buying and selling price.

The S&P 500® Index is a trademark of McGraw Hill Financial Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The securities holdings and volatility of the Fund differ significantly from the stocks that make up the S&P 500 Index. An investment cannot be made directly into an index.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Gross domestic product (GDP) is a monetary measure of the market value of all final goods and services produced in a period (quarterly or yearly).

References to other funds should not to be considered an offer to buy or sell these securities.

The Marketfield Fund (the “Fund”) is managed by Marketfield Asset Management LLC (the “Adviser”) and distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Before considering an investment in the Fund, you should understand that you could lose money.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investments in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the fund’s ability to sell its shares.

Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer- term debt securities. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investing in the Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

MARKETFIELD FUND

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017 to December 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.50% when you invest. A contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions of Class A shares redeemed within twelve months of purchase. Class C shares are subject to a CDSC of 1.00% for shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARKETFIELD FUND

Expense Example (continued)

(Unaudited)

	Class A
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1, 2017 - December 31, 2017*
Actual	$1,000.00	$1,132.80	$13.82
Hypothetical (5% return before expenses)	$1,000.00	$1,012.25	$13.03

*	Expenses are equal to the Class A shares’ annualized expense ratio of 2.57%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class C
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1, 2017 - December 31, 2017*
Actual	$1,000.00	$1,128.80	$17.92
Hypothetical (5% return before expenses)	$1,000.00	$1,008.37	$16.91

*	Expenses are equal to the Class C shares’ annualized expense ratio of 3.34%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class I
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1, 2017 - December 31, 2017*
Actual	$1,000.00	$1,134.70	$12.59
Hypothetical (5% return before expenses)	$1,000.00	$1,013.41	$11.88

*	Expenses are equal to the Class I shares’ annualized expense ratio of 2.34%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class R6
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1, 2017 - December 31, 2017*
Actual	$1,000.00	$1,135.20	$11.89
Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$11.22

*	Expenses are equal to the Class R6 shares’ annualized expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by allocating the Fund’s assets among investments in equity securities, fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with Marketfield Asset Management LLC’s (the “Adviser”) evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Adviser may allocate the Fund’s assets between equity securities and fixed-income securities at its discretion, without limitation. The Fund’s allocation of portfolio assets as of December 31, 2017 is shown below.

*	Valued at the net unrealized appreciation (depreciation).

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Total Returns as of December 31, 2017

Class	Sales Charge		1 Year	5 Years	10 Years	Since Inception (7/31/2007)
Class A(1)	Maximum 5.5% Initial Sales Charge	With sales charge	14.18%	0.56%	4.56%	4.73%
		Excluding sales charge	20.83%	1.70%	5.15%	5.30%
Class C(1)	Maximum 1% CDSC if Redeemed	With sales charge	19.00%	0.93%	4.36%	4.51%
	within One Year of Purchase	Excluding sales charge	20.00%	0.93%	4.36%	4.51%
Class I(2)	No Sales Charge		21.20%	1.95%	5.40%	5.56%
Class R6(3)	No Sales Charge		21.37%	2.07%	5.47%	5.62%
S&P 500 Index			21.83%	15.79%	8.50%	8.33%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 311-MKTD (6583).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. It is not possible to invest directly in an index.

(1)

Performance figures for Class A and Class C shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.

(2)

Performance figures for Class I shares prior to April 8, 2016 reflect the historical performance of the then-existing shares of the MainStay Marketfield Fund, a series of MainStay Funds Trust (the predecessor to the Fund, which was subject to a different fee structure, and for which the Adviser served as the investment sub-adviser) for periods from October 5, 2012 to April 8, 2016. The performance figures also reflect the historical performance of the then-existing shares of the predecessor fund to the MainStay Marketfield Fund (which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.

(3)

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in certain expenses attributable to each share class.

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

(1)

The minimum investment for Class I shares is $25,000 for individual investors. There is no minimum investment for Class I shares for institutional investors. The minimum investment for Class C shares is $2,500. Class A shares have a minimum investment of $2,500. The minimum investment for Class R6 shares is $250,000.

MARKETFIELD FUND

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS — 55.60%

Aerospace & Defense — 5.15%
BAE Systems PLC(a)	549,747	$4,253,031
Lockheed Martin Corp.	17,944	5,760,921
Northrop Grumman Corp.	20,594	6,320,505
Raytheon Co.	42,882	8,055,384

		24,389,841

Auto Components — 1.13%
Continental AG(a)	19,898	5,372,966

Building Products — 3.04%
Fortune Brands Home & Security, Inc.	54,579	3,735,387
Masco Corp.	97,106	4,266,838
TOTO Ltd.(a)	108,186	6,385,062

		14,387,287

Chemicals — 4.34%
BASF SE(a)	31,088	3,421,978
Potash Corp. of Saskatchewan, Inc.(a)	150,561	3,109,085
The Sherwin-Williams Co.	12,098	4,960,664
Sociedad Quimica y Minera de Chile SA — ADR(c)	152,888	9,076,960

		20,568,687

Electrical Equipment — 1.31%
Rockwell Automation, Inc.	31,545	6,193,861

Electronic Equipment, Instruments & Components — 2.15%
Keyence Corp.(a)	18,162	10,174,266

Energy Equipment & Services — 0.69%
Schlumberger Ltd.(a)	48,743	3,284,791

Food & Staples Retailing — 3.65%
Costco Wholesale Corp.	47,794	8,895,419
Wal-Mart Stores, Inc.	85,070	8,400,663

		17,296,082

Health Care Equipment & Supplies — 2.09%
Intuitive Surgical, Inc.(b)	27,153	9,909,216

Hotels, Restaurants & Leisure — 1.00%
Dalata Hotel Group PLC(a)(b)	627,981	4,750,696

Household Durables — 8.82%
DR Horton, Inc.(c)	287,966	14,706,424
Lennar Corp. — Class A	121,600	7,689,984
PulteGroup, Inc.	316,002	10,507,066
Sony Corp.(a)	55,459	2,501,869
Sony Corp. — ADR(c)	141,137	6,344,108

		41,749,451

Industrial Conglomerates — 6.18%
3M Co.	48,676	11,456,870
Honeywell International, Inc.	34,941	5,358,552
Siemens AG(a)	89,447	12,465,527

		29,280,949

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2017

	Shares	Value
Internet Software & Services — 1.63%
Facebook, Inc. — Class A(b)	43,698	$7,710,949

Metals & Mining — 4.95%
AK Steel Holding Corp.(b)	611,550	3,461,373
BHP Billiton Ltd. — ADR(c)	175,871	8,088,307
Southern Copper Corp.	147,715	7,009,077
Steel Dynamics, Inc.	112,679	4,859,845

		23,418,602

Real Estate Management & Development — 0.89%
Cresud SACIF y A — ADR	21,396	472,638
The St. Joe Co.(b)	208,008	3,754,544

		4,227,182

Road & Rail — 1.94%
Norfolk Southern Corp.	63,392	9,185,501

Semiconductors & Semiconductor Equipment — 1.22%
Intel Corp.	124,789	5,760,260

Software — 2.27%
Microsoft Corp.	95,476	8,167,017
Splunk, Inc.(b)	30,870	2,557,271

		10,724,288

Specialty Retail — 3.15%
Industria de Diseno Textil SA(a)	186,815	6,510,417
Ross Stores, Inc.	104,536	8,389,014

		14,899,431

TOTAL COMMON STOCKS (Cost $143,641,159)		263,284,306

PREFERRED STOCKS — 1.19%
Banks — 1.19%
Itau Unibanco Holding SA — ADR, 3.6627%	433,153	5,630,989

TOTAL PREFERRED STOCKS (Cost $5,313,700)		5,630,989

EXCHANGE-TRADED FUNDS — 33.44%
iShares MSCI Brazil ETF	181,323	7,334,515
iShares MSCI Emerging Markets ETF(c)	884,708	41,687,441
iShares MSCI Mexico ETF(c)	341,353	16,825,289
iShares MSCI South Korea ETF(c)	349,118	26,159,412
iShares MSCI Taiwan ETF(c)	411,426	14,897,736
iShares U.S. Home Construction ETF(c)	331,281	14,483,605
SPDR S&P Homebuilders ETF	171,334	7,583,243
SPDR S&P Oil & Gas Exploration & Production ETF	182,841	6,798,028
SPDR S&P Regional Banking ETF(c)	281,308	16,554,976
VanEck Vectors Gold Miners ETF	258,404	6,005,309

TOTAL EXCHANGE-TRADED FUNDS (Cost $120,439,953)		158,329,554

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2017

	Number of Contracts (100 shares per contract)	Notional Amount	Value
PURCHASED OPTIONS — 0.20%
Exchange Traded or Centrally Cleared Call Options — 0.03%
Nikkei 225 Index
Expiration: 1/12/2018, Exercise Price $204.13(a)	1,250	$25,255,092	$138,673
Capped Options — 0.17%
CAP — US CPI Urban Consumers NAS(d)(f)	8,000,000	800,000,000	806,400

TOTAL PURCHASED OPTIONS (Cost $4,648,900)			945,073

	Shares
SHORT-TERM INVESTMENTS — 7.86%
Money Market Fund — 7.86%
First American Government Obligations Fund, Class X, 1.191%(e)	37,190,243		37,190,243

TOTAL SHORT-TERM INVESTMENTS (Cost $37,190,243)			37,190,243

Total Investments (Cost $311,233,955) — 98.29%			465,380,165
Other Assets in Excess of Liabilities — 1.71%			8,072,648

TOTAL NET ASSETS — 100.00%			$473,452,813

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	All or a portion of this security is pledged as collateral for securities sold short, swap contracts and written options with an aggregate fair value of $119,729,935.
(d)	See Schedule of Purchased Capped Options for details.
(e)	Seven day yield as of December 31, 2017.
(f)	Illiquid security. The total fair value of this security was $806,400, representing 0.17% of net assets.

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CPI	Consumer Price Index
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NAS	Not Adjusted Seasonally
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

December 31, 2017

	Shares	Value
SECURITIES SOLD SHORT — 27.58%

COMMON STOCKS — 3.77%

Banks — 0.87%
Signature Bank/New York NY	(30,123)	$(4,134,683)

Capital Markets — 2.35%
BlackRock, Inc.	(9,410)	(4,834,011)
Eaton Vance Corp.	(49,444)	(2,788,147)
Invesco Ltd. (a)	(50,627)	(1,849,910)
T Rowe Price Group, Inc.	(15,659)	(1,643,099)

		(11,115,167)

Health Care Providers & Services — 0.55%
Laboratory Corp of America Holdings	(16,172)	(2,579,596)

TOTAL COMMON STOCKS (Proceeds $14,390,344)		(17,829,446)

EXCHANGE-TRADED FUNDS — 16.42%
Consumer Staples Select Sector SPDR Fund	(458,209)	(26,067,510)
Health Care Select Sector SPDR Fund	(215,440)	(17,812,579)
iShares U.S. Real Estate ETF	(197,665)	(16,012,842)
Utilities Select Sector SPDR Fund	(338,928)	(17,854,727)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $71,819,795)		(77,747,658)

MASTER LIMITED PARTNERSHIPS — 0.91%
The Blackstone Group LP	(133,934)	(4,288,567)

TOTAL MASTER LIMITED PARTNERSHIPS (Proceeds $4,685,363)		(4,288,567)

REAL ESTATE INVESTMENT TRUSTS — 6.48%
Apartment Investment & Management Co. — Class A	(54,005)	(2,360,558)
AvalonBay Communities, Inc.	(24,265)	(4,329,119)
Boston Properties, Inc.	(27,473)	(3,572,314)
Equity Residential	(51,387)	(3,276,949)
Essex Property Trust, Inc.	(7,798)	(1,882,203)
GGP, Inc.	(106,226)	(2,484,626)
SL Green Realty Corp.	(52,243)	(5,272,886)
The Macerich Co.	(61,250)	(4,022,900)
Vornado Realty Trust	(44,742)	(3,497,930)

TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $30,209,238)		(30,699,485)

Total Securities Sold Short (Proceeds $121,104,740)		$(130,565,156)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Options Written

December 31, 2017

	Number of Contracts (100 shares per Contract)	Notional Amount	Value
WRITTEN OPTIONS
Exchange Traded or Centrally Cleared Call Options Written
Nikkei 225 Index, Expiration:1/12/2018, Exercise Price $213.00 (a)	(1,250)	(25,255,092)	$(4,438)

Total Options Written (Premiums Received $71,900)			$(4,438)

(a)	Foreign issued security.

Schedule of Purchased Capped Options

December 31, 2017

Description	Counterparty (Issuer)	Strike Price	Floating Rate	Expiration Date	Notional Amount	Upfront Premiums Paid/(Received)	Fair Value	Unrealized Appreciation/ (Depreciation)
CAP — US CPI Urban Consumers NAS	Morgan Stanley Capital Services	2.00%	Max of Inflation adjustment less (1+2%2), or $0	9/6/2018	$800,000,000	$4,400,000	$806,400	$(3,593,600)

Total net unrealized depreciation on Purchased Capped Options								$(3,593,600)

Abbreviations:

CPI	—Consumer Price Index
NAS	—Not Adjusted Seasonally

Schedule of Total Return Swaps(a)

December 31, 2017

Counterparty	Reference Entity(b)	Termination Date	Pay/Receive Total Return on Reference Entity	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation (Depreciation)(d)
Long Total Return Swaps
Bank of America Merrill Lynch	CSI300 Net Total Return Index	10/09/2018	Pay	1.569%(c)	Monthly	$15,017,636	$783,250
Bank of America Merrill Lynch	Euro STOXX Banks Index Futures	03/16/2018	Pay	–%	Quarterly	25,340,768	(260,234)

Total net unrealized appreciation (depreciation) on total return swaps							$523,016

(a)	There were no upfront payments paid or received.
(b)	Foreign issued security.
(c)	Floating rate, adjusted monthly based on 1 month LIBOR -4.000%.
(d)

Based on the net swap value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable. Excludes any unrealized appreciation or depreciation of foreign currency.

The accompanying notes are an integral part of these schedule of investments.

MARKETFIELD FUND

Statement of Assets & Liabilities

December 31, 2017
Assets
Investments in securities, at value (cost $311,233,955)	$465,380,165
Cash	742,000
Foreign currency, at value (cost $3,477,975)	3,523,092
Receivables:
Investments sold	1,380,770
Fund shares sold	254,310
Dividends and interest	257,171
Dividend tax reclaim	3,939,753
Swap dividend and interest receivable	129,757
Unrealized appreciation on open swap contracts	783,250
Deposits at brokers for derivative instruments (1)	131,143,037
Other assets	25,607

Total Assets	607,558,912

Liabilities
Written options, at value (premiums received $71,900)	4,438
Securities sold short, at value (proceeds received $121,104,740)	130,565,156
Payables:
Investments purchased	744,007
Fund shares redeemed	850,309
To affiliates	177,286
To distributor	130,742
For shareholder servicing fees	56,807
To adviser	501,091
Dividends and interest on short positions	182,093
Unrealized foreign currency losses on open swap contracts	502,567
Unrealized depreciation on open swap contracts	260,234
Accrued expenses and other liabilities	131,369

Total Liabilities	134,106,099

Net Assets	$473,452,813

Net assets consist of:
Paid-in capital	818,321,020
Accumulated net investment income	351,341
Accumulated undistributed net realized loss	(489,653,716)
Net unrealized appreciation (depreciation) on:
Investments in securities	157,850,037
Swap contracts	523,016
Securities sold short	(9,460,416)
Foreign currency translation	(842,104)
Purchased options	(3,703,827)
Written options	67,462

Net Assets	$473,452,813

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities (continued)

December 31, 2017
Class A
Net assets	$75,929,469
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	4,405,845
Net asset value, minimum offering, and redemption price per share	$17.23
Maximum offering price per share (net asset value per share divided by 0.945)(2)	$18.24

Class C
Net assets	$92,517,886
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,587,646
Net asset value, offering, and redemption price per share(3)	$16.56

Class I
Net assets	$302,438,834
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	17,340,619
Net asset value, offering, and redemption price per share	$17.44

Class R6
Net assets	$2,566,624
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	146,241
Net asset value, offering, and redemption price per share	$17.55

(1)	Serves as collateral for securities sold short and derivative instruments including forwards, futures, swaps and options.
(2)	Reflects a maximum sales charge of 5.50%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Year Ended December 31, 2017

Investment Income
Dividend income(1)	$8,051,891
Interest income	1,421,244

Total Investment Income	9,473,135

Expenses
Management fees	7,224,037
Dividend expense	3,745,773
Distribution fees — Class C	775,948
Administration and accounting fees	680,076
Transfer agent fees and expenses	670,378
Shareholder servicing fees — Class C	258,650
Distribution fees — Class A	216,964
Custody fees	121,984
Reports to shareholders	79,056
Federal and state registration fees	76,894
Broker interest expense	73,186
Audit and tax fees	41,797
Legal fees	30,369
Chief Compliance Officer fees	12,103
Trustees’ fees	6,660
Pricing fees	4,703
Other expenses	43,946

Total Expenses	14,062,524

Less waivers and reimbursement by Adviser (Note 4)	(944,051)

Net Expenses	13,118,473

Net Investment Loss	(3,645,338)

Realized And Unrealized Gain (Loss) on Investments And Foreign Currency
Net realized gain (loss) on:
Investments	62,353,935
Futures contracts	(507,413)
Swap contracts	2,697,820
Forward foreign currency contracts	(87,009)
Securities sold short	(9,940,196)
Foreign currency translations	(2,868,774)
Purchased options	1,889,648
Written options	307,090

53,845,101

Net change in unrealized appreciation (depreciation) on:
Investments	63,836,788
Swap contracts	5,428,104
Forward foreign currency contracts	(495,345)
Securities sold short	(10,617,374)
Foreign currency translations	427,086
Purchased options	(11,354,441)
Written options	197,479

47,422,297

Net Realized And Unrealized Gain on Investments And Foreign Currency	101,267,398

Net Increase In Net Assets From Operations	$97,622,060

(1)	Net of $196,163 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
From Operations
Net investment loss	$(3,645,338)	$(19,807,593)
Net realized gain (loss) on:
Investments	62,353,935	31,476,240
Futures contracts	(507,413)	(11,549,582)
Swap contracts	2,697,820	(7,662,294)
Forward foreign currency contracts	(87,009)	—
Securities sold short	(9,940,196)	35,530,249
Foreign currency translations	(2,868,774)	(17,037,157)
Purchased options	1,889,648	—
Written options	307,090	6,125,395
Net change in unrealized appreciation (depreciation) on:
Investments	63,836,788	(57,441,006)
Futures contracts	—	776,168
Swap contracts	5,428,104	(11,738,181)
Forward foreign currency contracts	(495,345)	—
Securities sold short	(10,617,374)	(59,425,476)
Foreign currency translations	427,086	7,752,928
Purchased options	(11,354,441)	—
Written options	197,479	(1,230,017)

Net increase (decrease) in net assets from operations	97,622,060	(104,230,326)

From Capital Share Transactions
Proceeds from shares sold — Class A	3,971,953	8,415,118
Payments for shares redeemed — Class A	(46,231,051)	(182,969,679)
Shares converted into Class A from Investor Class (Note 1)	—	5,270,467
Proceeds from shares sold — Investor Class	—	571,471
Payments for shares redeemed — Investor Class	—	(7,310,941)
Shares converted from Investor Class into Class A (Note 1)	—	(5,270,467)
Proceeds from shares sold — Class C	715,348	1,969,369
Payments for shares redeemed — Class C	(50,567,736)	(179,211,159)
Proceeds from shares sold — Class I	46,594,068	85,796,953
Payments for shares redeemed — Class I	(183,041,231)	(1,344,714,115)
Shares converted into Class I from Class R2 (Note 1)	—	3,118,720
Shares converted into Class I from Class P (Note 1)	—	8,432,653
Proceeds from shares sold — Class R2	—	158,981
Payments for shares redeemed — Class R2	—	(2,447,520)
Shares converted from Class R2 into Class I (Note 1)	—	(3,118,720)
Proceeds from shares sold — Class R6	424,959	2,641,915
Payments for shares redeemed — Class R6	(1,146,654)	(5,286,186)
Proceeds from shares sold — Class P	—	565,393
Payments for shares redeemed — Class P	—	(29,682,015)
Shares converted from Class P into Class I (Note 1)	—	(8,432,653)

Net decrease in net assets from capital share transactions	(229,280,344)	(1,651,502,415)

Total Decrease in Net Assets	(131,658,284)	(1,755,732,741)

Net Assets:
Beginning of Year	605,111,097	2,360,843,838

End of Year	$473,452,813	$605,111,097

Accumulated Net Investment Income	$351,341	$4,500,849

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Year	$14.26	$14.79		$16.16	$18.47	$15.84

Income (loss) from investment operations:
Net investment loss(1)	(0.11)	(0.22)		(0.17)	(0.20)	(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	3.08	(0.31)		(1.20)	(2.11)	2.91

Total from investment operations	2.97	(0.53)		(1.37)	(2.31)	2.63

Less distributions paid:
From net investment income	—	—		—	—	(0.00	)(2)

Total distributions paid	—	—		—	—	(0.00	)(2)

Net Asset Value, End of Year	$17.23	$14.26		$14.79	$16.16	$18.47

Total return(3)	20.83%	(3.58)%		(8.48)%	(12.51)%	16.60	%(4)

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$75,929	$101,876		$283,906	$793,299	$1,718,301

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	2.72%	2.88%		2.54%	2.65%	2.87%
After waivers and reimbursements or recoupment of expenses(6)	2.54%	2.84	%(9)	2.54%	2.65%	2.87%

Ratio of net investment loss to average net assets:(7)
Before waivers and reimbursements of expenses	(0.90)%	(1.60)%		(1.08)%	(1.15)%	(1.59)%
After waivers and reimbursements or recoupment of expenses	(0.72)%	(1.56)%		(1.08)%	(1.15)%	(1.59)%

Portfolio turnover rate(8)	5%	86%		93%	98%	32%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than 0.5 cent per share.
(3)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(4)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(5)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.98%, 1.87%, 1.80%, 1.78%, and 1.78% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(6)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.80% 1.83%, 1.80%, 1.78%, and 1.78% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(7)	The net investment loss ratios include dividend and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(9)	Effective after the close of business on April 8, 2016, Class A shares were subject to an expense limitation cap of 1.80%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS C

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Year	$13.80	$14.43		$15.89	$18.30	$15.81

Income (loss) from investment operations:
Net investment loss(1)	(0.22)	(0.31)		(0.28)	(0.33)	(0.41)
Net realized and unrealized gain (loss) on investments and foreign currency	2.98	(0.32)		(1.18)	(2.08)	2.90

Total from investment operations	2.76	(0.63)		(1.46)	(2.41)	2.49

Less distributions paid:
From net investment income	—	—		—	—	(0.00	)(2)

Total distributions paid	—	—		—	—	(0.00	)(2)

Net Asset Value, End of Year	$16.56	$13.80		$14.43	$15.89	$18.30

Total return(3)	20.00%	(4.37)%		(9.19)%	(13.17)%	15.75	%(4)

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$92,518	$123,651		$315,894	$1,003,835	$1,582,396

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	3.48%	3.65%		3.29%	3.38%	3.62%
After waivers and reimbursements or recoupment of expenses(6)	3.30%	3.59	%(9)	3.29%	3.38%	3.62%

Ratio of net investment loss to average net assets:(7)
Before waivers and reimbursements of expenses	(1.67)%	(2.36)%		(1.84)%	(1.89)%	(2.35)%
After waivers and reimbursements or recoupment of expenses	(1.49)%	(2.30)%		(1.84)%	(1.89)%	(2.35)%

Portfolio turnover rate(8)	5%	86%		93%	98%	32%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than 0.5 cent per share.
(3)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(4)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(5)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.75%, 2.65%, 2.57%, 2.53%, and 2.53% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(6)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.57% 2.59%, 2.57%, 2.53% and 2.53% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(7)	The net investment loss ratios include dividend and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(9)	Effective after the close of business on April 8, 2016, Class C shares were subject to an expense limitation cap of 2.57%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS I

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Year	$14.39	$14.89		$16.24	$18.51	$15.84

Income (loss) from investment operations:
Net investment loss(1)	(0.07)	(0.19)		(0.13)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency	3.12	(0.31)		(1.22)	(2.11)	2.90

Total from investment operations	3.05	(0.50)		(1.35)	(2.27)	2.67

Less distributions paid:
From net investment income	—	—		—	—	(0.00	)(2)

Total distributions paid	—	—		—	—	(0.00	)(2)

Net Asset Value, End of Year	$17.44	$14.39		$14.89	$16.24	$18.51

Total return(3)	21.20%	(3.36)%		(8.31)%	(12.26)%	16.86	%(4)

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$302,439	$376,791		$1,698,033	$7,062,935	$15,867,200

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	2.48%	2.61%		2.26%	2.39%	2.60%
After waivers and reimbursements or recoupment of expenses(6)	2.30%	2.56	%(9)	2.26%	2.39%	2.60%

Ratio of net investment loss to average net assets:(7)
Before waivers and reimbursements of expenses	(0.64)%	(1.38)%		(0.82)%	(0.90)%	(1.33)%
After waivers and reimbursements or recoupment of expenses	(0.46)%	(1.33)%		(0.82)%	(0.90)%	(1.33)%

Portfolio turnover rate(8)	5%	86%		93%	98%	32%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than 0.5 cent per share.
(3)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(4)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(5)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.74%, 1.61%, 1.56%, 1.53%, and 1.52% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(6)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.56%, 1.56%, 1.56%, 1.53%, and 1.52% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(7)	The net investment loss ratios include dividend and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(9)	Effective after the close of business on April 8, 2016, Class I shares were subject to an expense limitation cap of 1.56%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — Class R6

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	June 17, 2013* through December 31, 2013
Net Asset Value, Beginning of Period	$14.46	$14.94		$16.27	$18.53	$17,08	(1)

Income (loss) from investment operations:
Net investment loss(2)	(0.05)	(0.17)		(0.12)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	3.14	(0.31)		(1.21)	(2.13)	1.55

Total from investment operations	3.09	(0.48)		(1.33)	(2.26)	1.45

Less distributions paid:
From net investment income	—	—		—	—	(0.00	)(3)

Total distributions paid	—	—		—	—	(0.00	)(3)

Net Asset Value, End of Period	$17.55	$14.46		$14.94	$16.27	$18.53

Total return(4)(5)	21.37%	(3.21)%		(8.17)%	(12.20)%	8.49	%(6)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,567	$2,793		$5,749	$6,365	$1,957

Ratio of expenses to average net assets:(7)
Before waivers and reimbursements of expenses(8)	2.45%	2.64%		2.25%	2.34%	2.66%
After waivers and reimbursements or recoupment of expenses(9)	2.18%	2.55	%(12)	2.25%	2.34%	2.66%

Ratio of net investment loss to average net assets:(7)(10)
Before waivers and reimbursements of expenses	(0.62)%	(1.33)%		(0.78)%	(0.75)%	(1.04)%
After waivers and reimbursements or recoupment of expenses	(0.35)%	(1.24)%		(0.78)%	(0.75)%	(1.04)%

Portfolio turnover rate(5)(11)	5%	86%		93%	98%	32%

*	Inception date.
(1)	Based on the net asset value of Class I shares as of June 17, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Rounds to less than 0.5 cent per share.
(4)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(5)	Not annualized for periods less than one year.
(6)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(7)	Annualized for periods less than one year.
(8)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.70%, 1.53%, 1.43% and 1.42% for the years ended December 31, 2017, 2016, 2015, and 2014, respectively, and 1.44% for the period ended December 31, 2013.

(9)

Expense ratios of expenses to average net assets after waivers and reimbursements or recoupment of expenses excluding dividend and interest expense on short positions were 1.43%, 1.44%, 1.43% and 1.42% for the years ended December 31, 2017, 2016, 2015 and 2014, respectively, and 1.44% for the period ended December 31, 2013.

(10)	The net investment loss ratios include dividend and interest expense on short positions.
(11)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(12)	Effective after the close of business on April 8, 2016, Class R6 shares were subject to an expense limitation cap of 1.43%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

December 31, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Fund currently offers four classes of shares. Class I shares commenced operations on July 31, 2007. Class A and Class C shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Effective as of the close of business on August 15, 2016, the Fund converted its Investor Class shares into Class A shares of the Fund. Effective as of the close of business on August 15, 2016, the Fund converted its Class R2 and Class P shares into Class I shares of the Fund. Class A shares are subject to an initial maximum sales charge of 5.50% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A shares made within 12 months of the date of purchase of Class A shares. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within 12 months of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. In addition, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares, as applicable. Also, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC, or Class I shares, into Class R6 shares of the Fund, subject to satisfying the eligibility requirements of Class R6 shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service (Rule 12b-1) fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service (Rule 12b-1) fee.

Pursuant to a reorganization that took place after the close of business on April 8, 2016 (the “Reorganization”), the Fund is the successor to the MainStay Marketfield Fund, a series of MainStay Funds Trust (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and substantially the same strategies and investment policies.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these schedules of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, including options and futures contracts, is valued at its last sale price on that exchange on the date as of which assets are valued. Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. Forward foreign currency contracts are valued at the mean between the bid and asked prices by an approved pricing service. Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and ask prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued and will generally be classified as Level 2. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supported by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and will generally be classified as Level 2. Over-the-counter (“OTC”) option contracts on securities, currencies and other financial instruments with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer. Futures contracts are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

Swap agreements are generally traded over the counter and are valued by a pricing service using observable inputs. If a price provided by a pricing service differs from the price provided by an independent dealer by 10% or more or the Adviser otherwise believes that the price provided by the pricing service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of December 31, 2017:

	Level 1	Level 2	Level 3(3)	Total
Assets:
Common Stocks(1)	$263,284,306	$—	$—	$263,284,306
Exchange-Traded Funds	158,329,554	—	—	158,329,554
Preferred Stocks(1)	5,630,989	—	—	5,630,989
Purchased Options	138,673	806,400	—	945,073
Short-Term Investments	37,190,243	—	—	37,190,243

Total Assets	$464,573,765	$806,400	$—	$465,380,165

Liabilities:
Securities Sold Short
Common Stocks(1)	$(17,829,446)	$—	$—	$(17,829,446)
Exchange-Traded Funds	(77,747,658)	—	—	(77,747,658)
Master Limited Partnerships	(4,288,567)	—	—	(4,288,567)
Real Estate Investment Trusts	(30,699,485)	—	—	(30,699,485)

Total Securities Sold Short	(130,565,156)	—	—	(130,565,156)
Written Options	(4,438)	—	—	(4,438)

Total Liabilities	$(130,569,594)	$—	$—	$(130,569,594)

Other Financial Instruments(2)
Swaps	$—	$523,016	$—	$523,016

Total Other Financial Instruments	$—	$523,016	$—	$523,016

(1)	See the Schedule of Investments for industry/geographic classifications.
(2)	Reflected at the net unrealized appreciation on the contracts held.
(3)

The Fund measures Level 3 activity as of the end of each financial reporting period. For the year ended December 31, 2017, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the year ended December 31, 2017, there were no transfers between levels for the Fund.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currency other than U.S. dollars are disclosed separately.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the year.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts — Options	Investments, at value	$138,673	Written options, at value	$4,438
Interest Rate Contracts — Options	Investments, at value	806,400	Written options, at value	—
Equity Contracts — Swaps	Unrealized appreciation on swap contracts	783,250	Unrealized depreciation on swap contracts	260,234

Total		$1,728,323		$264,672

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Forward Foreign Currency Contracts	Total
Forward Exchange Contracts	$—	$—	$—	$—	$(87,009)	$(87,009)
Equity Contracts	1,889,648	307,090	(507,413)	7,758,168	—	9,447,493
Credit Contracts	—	—	—	(5,060,348)	—	(5,060,348)

Total	$1,889,648	$307,090	$(507,413)	$2,697,820	$(87,009)	$4,300,136

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Forward Foreign Currency Contracts	Total
Forward Exchange Contracts	$—	$—	$—	$—	$(495,345)	$(495,345)
Equity Contracts	(4,036,041)	197,479	—	863,923	—	(2,974,639)
Credit Contracts	—	—	—	4,564,181	—	4,564,181
Interest Rate Contracts	(7,318,400)	—	—	—	—	(7,318,400)

Total	$(11,354,441)	$197,479	$—	$5,428,104	$(495,345)	$(6,224,203)

Options

The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Fund’s exposure to the underlying instrument. Writing uncovered call options increases the Fund’s exposure to loss in the event of increase in value of the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves the risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option is that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

Futures	and Forward Foreign Currency Contracts

The Fund may enter into foreign currency forward exchange contracts. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked- to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the year ended December 31, 2017 were as follows:

	Futures Contracts	Forward Foreign Currency Contracts
Long	$4,815,501	$—
Short	$—	$12,174,682

Swap	Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes to manage these risks. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

“marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the year ended December 31, 2017, the Fund recorded net realized gain of $2,697,820 resulting from swap activity. The average monthly notional amount of swaps during the period was $59,604,914 for long positions and $0 for short positions.

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex- dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.

(e)	Counterparty Credit Risk

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At December 31, 2017, the Fund had deposits with Bank of America Merrill Lynch, Barclays Bank PLC, Morgan Stanley, and Citibank N.A. (the “Brokers”), which served as collateral for derivative instruments and securities sold short. The Adviser determined, based on information available at the time, that the creditworthiness of each Broker is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate.

(f)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended December 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended December 31, 2014.

(g)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

(j)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 distribution and service fees are expensed at 0.25% of average daily net assets of the Class A shares and at 1.00% of average daily net assets of the Class C shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Payments received on securities in default are recorded as return of capital.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended December 31, 2016 and 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain
December 31, 2016	$—	$—
December 31, 2017	$—	$—

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$312,759,940

Gross tax unrealized appreciation	166,353,343
Gross tax unrealized depreciation	(23,445,160)

Net tax unrealized appreciation	142,908,183

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—
Other accumulated losses	(487,776,390)

Total accumulated losses	$(344,868,207)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, swaps and mark to market forward contracts.

At December 31, 2017, the Fund had short-term capital losses of $491,721,331, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended December 31, 2017.

The Fund utilized $49,352,159 of short-term capital loss carryover during the year ended December 31, 2017.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Gain/(Loss)	Paid In Capital
$(504,170)	$3,176,457	$(2,672,287)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), net operating losses, swaps and short sales.

(4)	Investment Adviser

The Trust, on behalf of the Fund, has an Investment Advisory Agreement (the “Agreement”) with Marketfield Asset Management LLC (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at an annual rate of the Fund’s average daily net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion. For the year ended December 31, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40% and the Adviser earned fees in the amount of $7,224,037 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 8, 2019, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the Expense Limitation Cap as follows:

Class A	Class C	Class I	Class R6
1.80%	2.57%	1.56%	1.43%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the waivers per class that are subject to potential recovery expiring on:

	Class A	Class C	Class I	Class R6
December 31, 2019	$75,799	$118,333	$493,140	$3,778
December 31, 2020	$160,479	$182,839	$593,693	$7,040

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter. Pursuant to the 12b-1 Plan, the Distributor receives a distribution fee of 0.25% of the average daily net assets of the Class A shares for services to prospective Fund shareholders and distribution of Fund shares. Pursuant to the 12b-1 Plan, Class C shares pay the Distributor a distribution fee of 0.75% of

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

the average daily net assets of the Class C shares, along with a shareholder servicing fee of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 are not subject to the 12b-1 Plan. As of and during the year ended December 31, 2017, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	12b-1 Fees		Shareholder Servicing Fees
	Fees Expensed	Fees Owed	Fees Expensed	Fees Owed
Class A	$216,964	$12,455	N/A	N/A
Class C	$775,948	$118,287	258,650	56,807

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian. The following table details the fees expensed for each service during the year ended December 31, 2017, as well as the fees owed as of December 31, 2017.

	Fees Expensed During Fiscal Year		Fees Owed as of December 31, 2017
Administration and Fund Accounting	$680,076		$114,974
Pricing	4,703		1,463
Custody	121,984		20,164
Transfer Agent	218,165	(1)	38,660

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 10).

The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended December 31, 2017, the Fund was allocated $12,103 of the Trust’s Chief Compliance Officer fee. At December 31, 2017, the Fund owed fees of $2,025 to USBFS for Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	254,264	595,067
Shares redeemed	(2,994,905)	(13,009,589)
Shares converted into Class A	—	363,425 (1)

Net decrease	(2,740,641)	(12,051,097)

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

	Year Ended December 31, 2017	Year Ended December 31, 2016
Class C
Shares sold	47,003	142,810
Shares redeemed	(3,418,327)	(13,072,090)

Net decrease	(3,371,324)	(12,929,280)

Class I
Shares sold	2,911,393	6,036,683
Shares redeemed	(11,751,590)	(94,647,863)
Shares converted into Class I	—	789,643	(2)(3)

Net decrease	(8,840,197)	(87,821,537)

Class R6
Shares sold	27,579	182,180
Shares redeemed	(74,450)	(373,757)

Net decrease	(46,871)	(191,577)

(1)	The Investor Class shares were converted to Class A shares effective as of the close of business on August 15, 2016.
(2)	The Class R2 shares were converted to Class I shares effective as of the close of business on August 15, 2016.
(3)	The Class P shares were converted to Class I shares effective as of the close of business on August 15, 2016.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended December 31, 2017 are detailed below.

Purchases
U.S. Government	$0
Other	22,709,387

$22,709,387

Sales
U.S. Government	$0
Other	248,600,276

$248,600,276

(9)	Controlling Ownership

The ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At December 31, 2017, the following entities held over 25% of the Fund’s Class R6 shares outstanding:

National Financial Services LLC (for the benefit of their customers)	90%

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2017

(10)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 33.33% of the fair value of unencumbered net assets of the Fund or $100,000,000, which expires on August 10, 2018. This unsecured line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions. Interest was accrued at the prime rate of 3.75% from January 1, 2017 through March 15, 2017, 4.00% from March 16, 2017 through June 14, 2017, 4.25% from June 15, 2017 through December 13, 2017 and 4.50% thereafter. The credit facility is with the Fund’s custodian, U.S. Bank. The Fund did not borrow on the line of credit during the year ended December 31, 2017.

(11)	Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments, the Predecessor Fund’s investment adviser, in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the Predecessor Fund, and other series of Mainstay Funds Trust, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter. On April 20, 2015, a second amended complaint was filed. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed. New York Life Investments filed its motion for summary judgment on December 15, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marketfield Fund and

Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Marketfield Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial statements of the Fund for the year ended December 31, 2015 were audited by other auditors whose report, dated February 26, 2016, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Milwaukee, WI

February 27, 2018

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17-18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Marketfield Fund (the “Fund”), a series of the Trust, and Marketfield Asset Management LLC (the “Adviser”), the Fund’s investment adviser. The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Michael C. Aronstein and Michael Shaoul, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund’s Class I shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017. In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end long-short equity funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”). The Trustees noted the Adviser did not manage any other accounts with an investment strategy similar to that of the Fund.

The Trustees noted that for each of the year-to-date and one-year periods ended April 30, 2017, the Fund’s performance for Class I shares ranked above the Morningstar Peer Group median. The Trustees further noted that for the three-year and five-year periods ended April 30, 2017, the Fund’s performance for Class I shares ranked below the Morningstar Peer Group median and for the five-year period ranked in the worst percentile among the funds in the Morningstar Peer Group. The Trustees also noted that for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2017, the Fund’s Class I shares had underperformed the S&P 500 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s reorganization into the Trust, and had not yet recouped those subsidies. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 14, 2017 meeting and the August 17-18, 2017 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.40% was above its Morningstar Peer Group average of 1.24%. The Trustees observed that the Fund’s total expense ratio of 1.56% for Class I shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.51%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers, expense reimbursements and expense recoupments by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure contained breakpoint reductions as the Fund’s assets grow in size. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of the Fund and its shareholders.

MARKETFIELD FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MARKETFIELD FUND

Additional Information

(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor, Department of Accounting, Marquette University (2004–present); Chair, Department of Accounting, Marquette University (2004–2017).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	31	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	31	President (2017–present); Chief Operating Officer (2016–present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–2017).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with three portfolios).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Effective July 1, 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (February 2017–present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016–January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016–November 2016); Vice President, CCO and Senior Legal Counsel (May 2016–November 2016), Assistant CCO and Senior Legal Counsel (January 2016–April 2016), Senior Legal and Compliance Counsel (2013–2015), Legal and Compliance Counsel (2011–2013), Heartland Advisors, Inc.	N/A
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-311-6583. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-311-6583, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-772-4166 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management LLC 60 East 42nd Street 36th Floor New York, New York 10165

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue 6th Floor Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MJ ANNUAL

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2017.

Item 3.	Audit Committee Financial Expert.

Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The principal accountant for the fiscal years ended December 31, 2017 and December 31, 2016 was Deloitte & Touche LLP

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$35,000	$34,000
Audit-Related Fees	0	0
Tax Fees	6,800	6,600
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11.	Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last half-year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2017

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	3/2/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	3/2/18

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	3/2/18

*	Print the name and title of each signing officer under his or her signature.

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